UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 2007


                          APAC Customer Services, Inc.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Illinois                        0-26786                   36-2777140
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)


 Six Parkway North, Deerfield, Illinois                           60015
(Address of Principal Executive Offices)                        (ZIP Code)


       Registrant's telephone number, including area code: (847) 374-4980


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure

On January 8, 2007, APAC Customer Services, Inc. (the "Company") issued a press release regarding a new contract with the Expedia Corporate Travel. A copy of the press release made by the Company is attached hereto as Exhibit 99.1. Such information, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filing.

Item 9.01.      Financial Statements and Exhibits.

        99.1    Press Release, dated January 8, 2007, of the Company.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                APAC Customer Services, Inc.


Date: January 8, 2007           By: /s/ George H. Hepburn III
                                    --------------------------------
                                    Name:  George H. Hepburn III
                                    Title: Senior Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                  Exhibit Description
--------------                  -------------------
     99.1                       Press Release, dated January 8, 2007, of APAC
                                Customer Services, Inc.